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                                                                   EXHIBIT 99.02

                            EXCEL LEGACY CORPORATION
              PRO FORMA CONDENCED CONSOLIDATED STATEMENTS OF INCOME

         FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE NINE MONTHS ENDED
                               SEPTEMBER 30, 1999

              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

        The following unaudited Pro Forma Condensed Consolidated Statements of Income have been presented as if the sale of Millennia assets had occured on January 1, 1998. The unaudited Pro Forma Condensed Consolidated Statements of Income should be read in conjunction with the consolidated financial statements of the Company filed in the Annual Report on Form 10-K for the fiscal year ended July 31, 1998, as amended, the Transition Report on Form 10-Q for the five months ended Decmeber 31, 1998, and the Quarterly Report on Form 10-Q for the quarter ended September 30, 1999. In management's opinion, all adjustments necessary to reflect this transaction have been made. The unaudited Pro Forma Condensed Consolidated Statements of Income are not necessarily indicative of what actual results of operations of the Company would have been had this transation actually occurred as of January 1, 1998, does not include other transactions occuring after the periods presented, nor do they purport to represent the results of operations of the Company for future periods.


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                                                      FOR THE TWELVE MONTHS ENDED                  FOR THE NINE MONTHS ENDED
                                                           DECEMBER 31, 1998                           SEPTEMBER 30, 1999
                                                --------------------------------------      ---------------------------------------
                                                              Pro Forma        Company                      Pro Forma      Company
                                                Historical   Adjustments      Pro Forma     Historical     Adjustments    Pro Forma
                                                --------------------------------------      ---------------------------------------
Revenue:                                         $ 23,155      $ (7,771)      $ 15,384       $ 20,859       $ (4,313)      $ 16,546

Operating expenses:

  Interest                                          4,163          (348)         3,815          5,671           (419)         5,252
  Depreciation and amortization                     2,975          (551)         2,424          2,715           (327)         2,388
  Operating expenses                                8,344        (2,452)         5,892          6,638         (2,052)         4,586
  General and administrative                        3,539        (4,276)          (737)         4,472         (1,809)         2,663
                                                 --------      --------       --------       --------       --------       --------
    Total operating expenses                       19,021        (7,627)        11,394         19,496         (4,607)        14,889

Net operating income:                               4,134          (144)         3,990          1,363            294          1,657

Equity investment in MACE                               -          (225)          (225)             -           (863)          (863)
Real estate sales and other items                       -             -              0            481              -            481
                                                 --------      --------       --------       --------       --------       --------

Income before income taxes                          4,134          (369)         3,765          1,844           (569)         1,276

Provision for income taxes                          1,678             -          1,678            823              -          1,678
                                                 --------      --------       --------       --------       --------       --------

Net income                                          2,456          (369)         2,087          1,021           (569)          (403)
                                                 ========      ========       ========       ========       ========       ========

Basic net income per share                       $   0.10                     $   0.08       $   0.03                      $  (0.01)
                                                 ========                     ========       ========                      ========

Diluted net income per share                     $   0.06                     $   0.05       $   0.02                      $  (0.01)
                                                 ========                     ========       ========                      ========

Basic Weighted Average Shares Outstanding          25,205                       25,205         33,458                        33,458

Diluted Weighted Average Shares Outstanding        41,312                       41,312         54,786                        54,786
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